UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	April 30, 2017

Item 1. Schedule of Investments:

Putnam Growth Opportunities Fund

The fund's portfolio
4/30/17 (Unaudited)

COMMON STOCKS (97.9%)(a)
			Shares	Value

Aerospace and defense (3.9%)

Airbus SE (France)			288,557	$23,332,349

Northrop Grumman Corp.			385,035	94,703,209

United Technologies Corp.			350,000	41,646,500

				159,682,058
Banks (1.7%)

Bank of America Corp.			3,009,019	70,230,503

				70,230,503
Beverages (2.9%)

Anheuser-Busch InBev SA/NV ADR (Belgium)(S)			166,800	18,888,432

Constellation Brands, Inc. Class A			194,500	33,559,030

Monster Beverage Corp.(NON)			460,855	20,913,600

PepsiCo, Inc.			383,800	43,476,864

				116,837,926
Biotechnology (5.3%)

Alexion Pharmaceuticals, Inc.(NON)			180,700	23,089,846

Amgen, Inc.			229,100	37,416,612

Biogen, Inc.(NON)			201,700	54,703,057

Celgene Corp.(NON)			702,799	87,182,216

Vertex Pharmaceuticals, Inc.(NON)			113,500	13,427,050

				215,818,781
Building products (1.9%)

Johnson Controls International PLC			1,886,240	78,410,997

				78,410,997
Capital markets (1.8%)

Charles Schwab Corp. (The)			976,500	37,937,025

Hamilton Lane, Inc. Class A(NON)			541,107	10,129,523

Invesco, Ltd.			754,500	24,853,230

				72,919,778
Chemicals (2.7%)

Albemarle Corp.			338,800	36,898,708

Sherwin-Williams Co. (The)			105,847	35,424,874

Symrise AG (Germany)			552,299	38,666,062

				110,989,644
Commercial services and supplies (0.5%)

Waste Connections, Inc. (Canada)			227,800	20,962,156

				20,962,156
Consumer finance (0.8%)

Oportun Financial Corp. (acquired 6/23/15, cost $1,923,622) (Private)(F)(RES)(NON)			674,955	1,904,386

Synchrony Financial			1,065,000	29,607,000

				31,511,386
Containers and packaging (1.0%)

RPC Group PLC (United Kingdom)			1,437,970	15,104,531

Sealed Air Corp.			606,200	26,684,924

				41,789,455
Electrical equipment (0.2%)

Rockwell Automation, Inc.			38,400	6,042,240

				6,042,240
Energy equipment and services (1.0%)

Halliburton Co.			702,100	32,212,348

Select Energy Services Class A(F)(NON)			597,000	8,258,301

Select Energy Services Class A (New York Stock Exchange)(NON)			122,608	1,884,485

				42,355,134
Equity real estate investment trusts (REITs) (0.5%)

Gaming and Leisure Properties, Inc.			584,700	20,347,560

				20,347,560
Food and staples retail (2.5%)

Costco Wholesale Corp.			136,200	24,178,224

Walgreens Boots Alliance, Inc.			920,449	79,655,656

				103,833,880
Health-care equipment and supplies (5.9%)

Becton Dickinson and Co.			356,400	66,636,108

Boston Scientific Corp.(NON)			1,142,110	30,128,862

C.R. Bard, Inc.			126,400	38,865,472

Danaher Corp.			709,533	59,125,385

Intuitive Surgical, Inc.(NON)			54,900	45,889,263

				240,645,090
Health-care providers and services (1.5%)

Humana, Inc.			134,800	29,922,904

UnitedHealth Group, Inc.			167,300	29,257,424

				59,180,328
Hotels, restaurants, and leisure (2.2%)

Dave & Buster's Entertainment, Inc.(NON)			520,300	33,304,403

Hilton Worldwide Holdings, Inc.			580,430	34,227,957

Las Vegas Sands Corp.			385,100	22,717,049

				90,249,409
Household durables (0.6%)

PulteGroup, Inc.			1,110,400	25,172,768

				25,172,768
Household products (0.4%)

Colgate-Palmolive Co.			217,200	15,647,088

				15,647,088
Insurance (0.6%)

Prudential PLC (United Kingdom)			1,012,977	22,514,040

				22,514,040
Internet and direct marketing retail (7.5%)

Amazon.com, Inc.(NON)			236,850	219,083,882

Delivery Hero Holding GmbH (acquired 6/12/15, cost $7,709,703) (Private) (Germany)(F)(RES)(NON)			1,001	6,716,154

Expedia, Inc.			188,400	25,192,848

FabFurnish GmbH (acquired 8/2/13, cost $194) (Private) (Brazil)(F)(RES)(NON)			292	239

Global Fashion Group SA (acquired 8/2/13, cost $9,654,255) (Private) (Brazil)(F)(RES)(NON)			227,896	2,036,366

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $194) (Private) (Brazil)(F)(RES)(NON)			146	119

New Middle East Other Assets GmbH (acquired 8/2/13, cost $78) (Private) (Brazil)(F)(RES)(NON)			59	48

Priceline Group, Inc. (The)(NON)			29,347	54,198,627

				307,228,283
Internet software and services (12.2%)

Alibaba Group Holding, Ltd. ADR (China)(NON)(S)			575,499	66,470,135

Alphabet, Inc. Class C(NON)			281,700	255,208,931

Facebook, Inc. Class A(NON)			1,059,126	159,133,682

Tencent Holdings, Ltd. (China)			551,000	17,241,883

				498,054,631
IT Services (6.0%)

DXC Technology Co.(NON)			253,100	19,068,554

Fidelity National Information Services, Inc.			367,100	30,906,149

Visa, Inc. Class A			2,155,000	196,579,100

				246,553,803
Life sciences tools and services (2.1%)

Agilent Technologies, Inc.			1,374,600	75,671,730

Bio-Rad Laboratories, Inc. Class A(NON)			40,200	8,774,052

				84,445,782
Machinery (0.6%)

Dover Corp.			297,743	23,485,968

				23,485,968
Media (4.4%)

Charter Communications, Inc. Class A(NON)			125,400	43,283,064

Comcast Corp. Class A			1,225,600	48,031,264

Live Nation Entertainment, Inc.(NON)			1,186,096	38,144,847

Walt Disney Co. (The)			450,100	52,031,560

				181,490,735
Metals and mining (0.4%)

Nucor Corp.			289,800	17,773,434

				17,773,434
Oil, gas, and consumable fuels (1.6%)

EnVen Energy Corp. 144A(F)(NON)			415,000	4,150,000

EOG Resources, Inc.			216,300	20,007,750

Plains GP Holdings LP Class A			672,504	20,020,444

Suncor Energy, Inc. (Canada)			666,100	20,888,896

				65,067,090
Pharmaceuticals (0.6%)

Jazz Pharmaceuticals PLC(NON)			146,651	23,358,571

				23,358,571
Professional services (0.5%)

Equifax, Inc.			146,200	19,782,322

				19,782,322
Road and rail (2.7%)

Norfolk Southern Corp.			948,328	111,419,057

				111,419,057
Semiconductors and semiconductor equipment (4.0%)

Applied Materials, Inc.			801,700	32,557,037

Broadcom, Ltd.			288,600	63,725,766

Cavium, Inc.(NON)			143,800	9,900,630

Micron Technology, Inc.(NON)			921,700	25,503,439

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)			907,400	30,007,718

				161,694,590
Software (7.6%)

Adobe Systems, Inc.(NON)			473,500	63,325,890

Microsoft Corp.			2,727,900	186,752,034

salesforce.com, Inc.(NON)			681,129	58,658,829

				308,736,753
Specialty retail (4.0%)

Home Depot, Inc. (The)			636,011	99,281,317

TJX Cos., Inc. (The)			559,700	44,014,808

Ulta Salon, Cosmetics & Fragrance, Inc.(NON)			72,100	20,291,824

				163,587,949
Technology hardware, storage, and peripherals (4.8%)

Apple, Inc.			1,369,477	196,725,371

				196,725,371
Textiles, apparel, and luxury goods (0.5%)

NIKE, Inc. Class B			369,200	20,457,372

				20,457,372
Wireless telecommunication services (0.5%)

T-Mobile US, Inc.(NON)			326,600	21,970,382

				21,970,382

Total common stocks (cost $3,002,312,030)				$3,996,972,314

CONVERTIBLE PREFERRED STOCKS (0.9%)(a)
			Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $5,253) (Private)(F)(RES)(NON)			1,843	$5,200

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $100,457) (Private)(F)(RES)(NON)			31,891	99,452

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $235,942) (Private)(F)(RES)(NON)			46,354	233,582

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $342,236) (Private)(F)(RES)(NON)			67,237	338,814

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $191,914) (Private)(F)(RES)(NON)			34,957	189,995

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $579,325) (Private)(F)(RES)(NON)			75,433	573,532

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,624,930) (Private)(F)(RES)(NON)			570,151	1,608,681

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $2,054,710) (Private)(F)(RES)(NON)			720,951	2,034,163

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $6,422,373) (Private)(F)(RES)(NON)			2,255,601	6,358,088

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $19,183,494) (Private)(F)(RES)(NON)			567,268	24,900,115

Total convertible preferred stocks (cost $30,740,634)				$36,341,622

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

EnVen Energy Corp. 144A(F)	11/6/20	$15.00	415,000	$42

EnVen Energy Corp. 144A(F)	11/6/20	12.50	415,000	42

Neuralstem, Inc. Ser. K(F)	1/9/22	42.00	6,349	—

Total warrants (cost $84)				$84

SHORT-TERM INVESTMENTS (2.2%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 1.05%(AFF)		Shares	67,841,275	$67,841,275

Putnam Short Term Investment Fund 0.87%(AFF)		Shares	18,602,143	18,602,143

U.S. Treasury Bills 0.786%, 7/20/17(SEGSF)			$644,000	642,894

U.S. Treasury Bills 0.768%, 7/13/17(SEGSF)			705,000	703,938

U.S. Treasury Bills 0.756%, 5/18/17(SEGSF)			106,000	105,966

Total short-term investments (cost $87,896,193)				$87,896,216

TOTAL INVESTMENTS

Total investments (cost $3,120,948,941)(b)				$4,121,210,236

FORWARD CURRENCY CONTRACTS at 4/30/17 (aggregate face value $45,454,897) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	6/21/17	$17,800,242	$17,098,211	$(702,031)
JPMorgan Chase Bank N.A.
	Euro	Sell	6/21/17	25,910,832	25,113,920	(796,912)
State Street Bank and Trust Co.
	Euro	Sell	6/21/17	1,531,181	1,488,838	(42,343)
UBS AG
	Euro	Sell	6/21/17	1,803,959	1,753,928	(50,031)

Total						$(1,591,317)

FUTURES CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

NASDAQ 100 Index E-Mini (Long)	140	$15,625,400	Jun-17	$(30,576)
S&P 500 Index E-Mini (Long)	137	16,306,425	Jun-17	(30,814)

Total				$(61,390)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $4,084,065,263.
(b)	The aggregate identified cost on a tax basis is $3,122,163,721, resulting in gross unrealized appreciation and depreciation of $1,029,966,923 and $30,920,408, respectively, or net unrealized appreciation of $999,046,515.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $46,998,934, or 1.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:

	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Cash Collateral Pool, LLC*#	$—	$378,643,565	$310,802,290	$268,214	$67,841,275
	Putnam Short Term Investment Fund**	3,466,277	528,125,637	512,989,771	88,594	18,602,143
	Totals	$3,466,277	$906,769,202	$823,792,061	$356,808	$86,443,418
* No management fees are charged to Putnam Cash Collateral Pool, LLC.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $67,841,275, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $66,600,526.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $1,561,785 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $1,591,317 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,342,869 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$779,433,590	$—	$8,752,926
Consumer staples	236,318,894	—	—
Energy	95,013,923	12,408,301	—
Financials	195,271,321	—	1,904,386
Health care	623,448,552	—	—
Industrials	419,784,798	—	—
Information technology	1,411,765,148	—	—
Materials	170,552,533	—	—
Real estate	20,347,560	—	—
Telecommunication services	21,970,382	—	—
Total common stocks	3,973,906,701	12,408,301	10,657,312
Convertible preferred stocks	—	—	36,341,622
Warrants	—	84	—
Short-term investments	18,602,143	69,294,073	—

Totals by level	$3,992,508,844	$81,702,458	$46,998,934

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,591,317)	$—
Futures contracts	(61,390)	—	—

Totals by level	$(61,390)	$(1,591,317)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 7/31/16	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Acquired **	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 4/30/17
Common stocks*:
Consumer discretionary	$873,176	$—	$—	$68,950	$—	$—	$7,810,800	$—	$—	$8,752,926
Financials	—	—	—	—	—	—	1,904,386	—	—	1,904,386
Total common stocks	$873,176	$—	$—	$68,950	$—	$—	$9,715,186	$—	$—	$10,657,312
Convertible preferred stocks	$—	—	—	—	—	—	36,341,622	—	—	$36,341,622
Totals	$873,176	$—	$—	$68,950	$—	$—	$46,056,808	$—	$—	$46,998,934

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
** Acquired from Putnam Voyager Fund.
† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $68,950 related to Level 3 securities still held at period end.
The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

Private equity	$6,716,154	Market transaction price	Liquidity discount	10%	Decrease

Private equity	$38,246,008	Market transaction price	Liquidity discount	10%	Decrease

Private equity	$406	Market transaction price	Liquidity discount	25%	Decrease

Private equity	$2,036,366	Comparable multiples	EV/sales multiple	0.7x-2.3x (1.628x)	Increase
			Liquidity discount	25%	Decrease
			Uncertainty discount	10%	Decrease

(1) Expected directional change in fair value that would result from an increase in the unobservable input.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$—	$1,591,317
Equity contracts	84	61,390

Total	$84	$1,652,707

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		100
Forward currency contracts (contract amount)		$103,000,000
Warrants (number of warrants)		950,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(AFF)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total

	Assets:
	Futures contracts§	$—	$—	$—	$—	$—	$—
	Forward currency contracts#	—	—	—	—	—	—

	Total Assets	$—	$—	$—	$—	$—	$—

	Liabilities:
	Futures contracts§	$—	$—	$84,289	$—	$—	$84,289
	Forward currency contracts#	702,031	796,912	—	42,343	50,031	1,591,317

	Total Liabilities	$702,031	$796,912	$84,289	$42,343	$50,031	$1,675,606

	Total Financial and Derivative Net Assets	$(702,031)	$(796,912)	$(84,289)	$(42,343)	$(50,031)	$(1,675,606)
	Total collateral received (pledged)##†	$(563,075)	$(779,794)	$—	$—	$—
	Net amount	$(138,956)	$(17,118)	$(84,289)	$(42,343)	$(50,031)

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: June 27, 2017